SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 6, 2009
TRANSDEL PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-52998 (Commission File Number)	45-0567010 (I.R.S. Employer Identification No.)

4225 Executive Square, Suite 485, La Jolla, California (Address of Principal Executive Offices)	92037 (Zip Code)
Registrant’s telephone number, including area code: (858) 457-5300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     In connection with the announcement by Transdel Pharmaceuticals, Inc. (the “Company”) of the top-line results of the Phase 3 clinical study of Ketotransdel®, the Company issued a press release on October 6, 2009. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of the Company, dated October 6, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 6, 2009

TRANSDEL PHARMACEUTICALS, INC.
By:	/s/ John T. Lomoro
John T. Lomoro
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated October 6, 2009.